UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): May 20, 2015
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TransUnion

(Exact name of registrant as specified in its charter)
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Delaware	333-182948	61-1678417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street, Chicago, Illinois	60661
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 985-2000

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Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

⃞	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

⃞	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Item 8.01    Other Events

On May 20, 2015, TransUnion, together with the other national credit reporting agencies (the “NCRAs”), announced that the attorneys general of 31 states have agreed to join in the National Consumer Assistance Plan (the “NCAP”) launched in March. As previously reported, the NCAP will enhance the ability of the NCRAs to collect complete and accurate consumer information and will provide consumers more transparency and a better experience interacting with credit bureaus about their credit reports. With the exception of the financial payments the NCRAs are making to the attorneys general to cover the costs of their investigations, consumer education and other purposes, the settlement announced today essentially adopts the NCAP as announced with the New York attorney general in March.
The press release issued by the Consumer Data Industry Association is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits

Exhibit No.	Description
99.1	Press release issued by the Consumer Data Industry Association dated May 20, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

TRANSUNION

Date: May 21, 2015
By:     /s/ Mick Forde
Name:    Mick Forde
Title:    Vice President